EXHIBIT 99.2

QUARTERLY FINANCIAL SUPPLEMENT
MARCH 31, 2013

KITE REALTY GROUP TRUST

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Adam Basch, Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600 • KITEREALTY.COM

SUPPLEMENTAL INFORMATION – MARCH 31, 2013

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three Months Ended March 31
9	Funds from Operations and Other Financial Information for the Three Months Ended March 31
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of March 31, 2013
11	Same Property Net Operating Income for the Three Months Ended March 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of March 31
14	Schedule of Outstanding Debt as of March 31
16	Top 10 Retail Tenants by Gross Leasable Area
17	Top 25 Tenants by Annualized Base Rent
18	Lease Expirations – Operating Portfolio
19	Lease Expirations – Retail Anchor Tenants
20	Lease Expirations – Retail Shops
21	Lease Expirations – Commercial Tenants
22	Summary Retail Portfolio Statistics Including Joint Venture Properties
23	Summary Commercial Portfolio Statistics
24	In-Process Development / Redevelopment Projects
25	Future Development / Redevelopment Projects
26	Property Acquisitions
27	Geographic Diversification – Operating Portfolio
28	Operating Retail Properties
32	Operating Commercial Properties
33	Retail Operating Portfolio – Tenant Breakdown

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of March  31, 2013, we owned interests in 61 properties totaling approximately 9.3 million square feet and an additional 0.9 million square feet in three properties currently under in-process development.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of March 31, 2013

•	Operating Retail Properties	55
•	Operating Commercial Properties	2
•	Total Properties Under Redevelopment	4
	Total Operating and Redevelopment Properties	61
•	Properties Under In-Process Development	3
•	States	11
•	Total GLA/NRA of 57 Operating Properties (excluding properties under redevelopment)	8,851,909
•	Owned GLA/NRA of 57 Operating Properties (excluding properties under redevelopment)	6,272,613
•	Projected Owned GLA of In-Process Development and Redevelopment Projects	916,880
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	94.5%
•	Percentage of Owned GLA Leased – Retail Operating	94.5%
•	Percentage of Owned NRA Leased – Commercial Operating	94.0%

Stock Listing: New York Stock Exchange symbol: KRG

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	Bank of America/Merrill Lynch	KeyBanc Capital Markets
Kite Realty Group Trust	Mr. Jeffrey Spector / Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
30 South Meridian Street, Suite 1100	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Indianapolis, IN 46204	jeff.spector@baml.com	tthomas@keybanccm.com
(317) 577-5609	craig.schmidt@baml.com	jsadler@keybanccm.com
dsink@kiterealty.com
	BMO Capital Markets	Raymond James
Adam Basch, Investor Relations	Mr. Paul E. Adornato/Mr. Joshua Patinkin	Mr. Paul Puryear/Mr. R. J. Milligan
Kite Realty Group Trust	(212) 885-4170 /(212) 883-5102	(727) 567-2253/(727) 567-2660
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	paul.puryear@raymondjames.com
Indianapolis, IN 46204	josh.patinkin@bmo.com	Richard.milligan@raymondjames.com
(317) 578-5161
abasch@kiterealty.com	Citigroup Global Markets	Stifel, Nicolaus & Company, Inc.
	Mr. Michael Bilerman/Mr. Quentin Velleley	Mr. Nathan Isbee
Transfer Agent:	(212) 816-1383/(212) 816-6981	(443) 224-1346
	michael.bilerman@citigroup.com	nisbee@stifel.com
Broadridge	Quentin.velleley@citi.com
Ms. Rosanna Garofalo
51 Mercedes Way	Hilliard Lyons	Wells Fargo Securities, LLC
Edgewood, NY 11717	Ms. Carol L. Kemple	Mr. Jeffrey J. Donnelly, CFA
(631) 392-5810	(502) 588-1839	(617) 603-4262
	Ckemple@hilliard.com	jeff.donnelly@wachovia.com
Stock Specialist:

Barclays Capital
45 Broadway
20th Floor
New York, NY 10006
(646) 333-7000

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013 to be filed on or about May 10, 2013, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a litigation charge in the first quarter of 2012 and the write-off of deferred financing costs in the first quarter of 2013.  We believe this supplemental information provides a meaningful measure of our operating performance.  We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

CORPORATE STRUCTURE CHART - MARCH 31, 2013

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31, 2013	December 31, 2012
Assets:
Investment properties, at cost:
Land	$260,147,688	$239,690,837
Land held for development	34,692,300	34,878,300
Buildings and improvements	974,123,663	892,508,729
Furniture, equipment and other	5,001,301	4,419,918
Construction in progress	167,305,648	223,135,354
	1,441,270,600	1,394,633,138
Less: accumulated depreciation	(204,397,129)	(194,297,531)
	1,236,873,471	1,200,335,607
Cash and cash equivalents	14,648,955	12,482,701
Tenant receivables, including accrued straight-line rent of $12,695,482 and $12,189,449, respectively, net of allowance for uncollectible accounts	21,257,177	21,210,754
Other receivables	5,660,811	4,946,219
Investments in unconsolidated entities, at equity	15,357	15,522
Escrow deposits	11,639,175	12,960,488
Deferred costs, net	35,568,030	34,536,474
Prepaid and other assets	2,908,459	2,169,140
Total Assets	$1,328,571,435	$1,288,656,905

Liabilities and Equity:
Mortgage and other indebtedness	$746,917,668	$699,908,768
Accounts payable and accrued expenses	50,002,807	54,187,172
Deferred revenue and other liabilities	20,940,946	20,269,501
Total Liabilities	817,861,421	774,365,441

Commitments and contingencies

Redeemable noncontrolling interests in the Operating Partnership	45,991,764	37,669,803

Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding, respectively	102,500,000	102,500,000
Common Shares, $.01 par value, 200,000,000 shares authorized 77,896,432 shares and 77,728,697 shares issued and outstanding, respectively	778,965	777,287
Additional paid in capital	505,357,780	513,111,877
Accumulated other comprehensive loss	(4,656,645)	(5,258,543)
Accumulated deficit	(142,800,208)	(138,044,264)
Total Kite Realty Group Trust Shareholders’ Equity	461,179,892	473,086,357
Noncontrolling Interests	3,538,358	3,535,304
Total Equity	464,718,250	476,621,661
Total Liabilities and Equity	$1,328,571,435	$1,288,656,905

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE MONTHS (UNAUDITED)

	Three Months Ended March 31,
	2013	2012
Revenue:
Minimum rent	$21,354,783	$18,461,447
Tenant reimbursements	5,712,532	5,109,674
Other property related revenue	5,005,800	1,218,880
Total revenue	32,073,115	24,790,001
Expenses:
Property operating	5,270,254	4,493,851
Real estate taxes	3,618,135	3,514,063
General, administrative and other	2,141,613	1,821,706
Acquisition costs	176,899	—
Litigation charge, net	—	1,289,446
Depreciation and amortization	11,753,557	9,148,836
Total expenses	22,960,458	20,267,902
Operating income	9,112,657	4,522,099
Interest expense	(7,131,775)	(6,379,217)
Income tax benefit (expense) of taxable REIT subsidiary	28,952	(37,564)
Other income (expense), net	46,934	(22,358)
Income (loss) from continuing operations	2,056,768	(1,917,040)
Discontinued operations1:
Income from operations	—	408,810
Gain on sale of operating property	—	5,151,989
Income from discontinued operations	—	5,560,799
Consolidated net income	2,056,768	3,643,759
Net (income) attributable to noncontrolling interests	(24,854)	(2,097,020)
Net income attributable to Kite Realty Group Trust	2,031,914	1,546,739
Dividends on preferred shares	(2,114,063)	(1,577,813)
Net loss attributable to common shareholders	$(82,149)	$(31,074)

Net loss per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted
Loss from continuing operations attributable to common shareholders	$(0.00)	$(0.05)
Income from discontinued operations attributable to common shareholders	—	0.05
Net loss attributable to common shareholders	$(0.00)	$(0.00)

Weighted average common shares outstanding – basic and diluted	77,832,499	63,713,893
Dividends declared per common share	$0.06	$0.06

Loss attributable to Kite Realty Group Trust common shareholders:
Loss from continuing operations	$(82,149)	$(3,126,042)
Income from discontinued operations	—	3,094,968
Net loss attributable to Kite Realty Group Trust common shareholders	$(82,149)	$(31,074)

____________________
1
Discontinued operations reflects sales of the following operating properties: Pen Products, Indiana State Motor Pool, Sandifur Plaza, Preston Commons, and Zionsville Place in Q4 2012, Coral Springs and 50 South Morton in Q3 2012, South Elgin Commons in Q2 2012, and Gateway Shopping Center in Q1 2012. .

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE MONTHS

	Three Months Ended March 31,
	2013	2012
Consolidated net income	$2,056,768	$3,643,759
Less dividends on preferred shares	(2,114,063)	(1,577,813)
Less net income attributable to noncontrolling interests in properties	(31,977)	(26,770)
Less gain on sale of operating property	—	(5,151,989)
Add depreciation and amortization, net of noncontrolling interests, and other	11,561,282	9,717,308
Funds From Operations of the Kite Portfolio1	11,472,010	6,604,495
Less redeemable noncontrolling interests in Funds From Operations	(910,025)	(726,494)
Funds From Operations allocable to the Company1	$10,561,985	$5,878,001

Basic and Diluted FFO per share of the Kite Portfolio	$0.14	$0.09

Funds From Operations of the Kite Portfolio	$11,472,010	$6,604,495
Add litigation charge, net	—	1,289,446
Add accelerated amortization of deferred financing fees	171,572	—
Funds From Operations of the Kite Portfolio, as adjusted	$11,643,582	$7,893,941
Basic and Diluted FFO per share of the Kite Portfolio, as adjusted	$0.14	$0.11

Basic weighted average Common Shares outstanding	77,832,499	63,713,893
Diluted weighted average Common Shares outstanding	78,208,159	64,053,794
Basic weighted average Common Shares and Units outstanding	84,570,950	71,553,941
Diluted weighted average Common Shares and Units outstanding	84,946,610	71,893,841

Other Financial Information:
Capital expenditures2
Tenant improvements – Retail6 (Revenue Enhancing)	$2,564,968	$632,000
Tenant improvements – Commercial (Revenue Enhancing)	1,705,691	—
Leasing commissions – Retail	214,527	236,580
Leasing commissions – Commercial	—	—
Capital improvements3	169,366	197,850
Scheduled debt principal payments	1,728,309	1,784,246
Straight line rent – total	608,994	722,641
- term of lease	226,601	147,685
- pre-cash rent period – operating properties	133,914	477,396
- pre-cash rent period – development properties	248,479	97,560
Market rent amortization income from acquired leases	602,998	435,144
Market debt adjustment	46,628	37,215
Non-cash compensation expense	325,912	207,063
Capitalized interest	1,778,693	1,902,442
Mark to market lease amount in Deferred revenue and other liabilities on condensed consolidated balance sheet	10,307,805	8,183,021
Acreage of undeveloped, vacant land in the operating portfolio4	32.7
Mid-quarter rent commencement not recognized in income statement (annualized) 5	$370,945

____________________
1
“Funds From Operations of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Not reflected in construction in progress and land held for development on the consolidated balance sheet (book value $7.0 million at March 31, 2013).
5	Reflects impact for full quarter for operating property tenants commencing cash rent in the quarter offset by terminated tenants.
6	2013 includes $1.3 million related to new anchor tenants HomeGoods and DSW at Plaza at Cedar Hill.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

MARKET CAPITALIZATION AS OF MARCH 31, 2013

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:
Total Common Shares Outstanding	92.0%	77,896,432

Operating Partnership ("OP") Units Outstanding	8.0%	6,735,784

Combined Common Shares and OP Units	100.0%	84,632,216

Market Price of Common Shares at March 31, 2013		$6.74

Series A Preferred Shares		102,500,000

Total Equity Capitalization		672,921,136	48%

Debt Capitalization:
Company Consolidated Outstanding Debt		746,917,668

Less: Partner Share of Consolidated Joint Venture Debt2		(11,276,398)

Company Share of Outstanding Debt		735,641,270

Less: Cash and Cash Equivalents		(14,648,955)

Total Net Debt Capitalization		720,922,315	52%

Total Enterprise Value as of March 31, 2013		$1,393,913,451	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF MARCH 31, 2013
Consolidated Undepreciated Real Estate Assets		$1,441,270,600
Escrow and Other Deposits		11,639,175
		$1,452,909,775

Total Consolidated Debt		$746,917,668
Less: Cash		(14,648,955)
		$732,268,713

Ratio of Net Debt to Total Undepreciated Real Estate Assets		50.4%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF MARCH 31, 2013
		As Reported	As Adjusted4
Company share of consolidated debt		$735,641,270	727,791,270
Less: Cash		(14,648,955)	(14,648,955)
Less: Construction loans for In-Process Developments3		(20,331,107)	(20,331,107)
		700,661,208	692,811,208
Q1 2013 EBITDA, annualized:
- consolidated	$83,464,856
- pro forma adjustment1	(7,889,693)
- minority interest EBITDA	(188,411)	75,386,752	83,930,517
		9.3x	8.3x

1
Represents full year effect of adjustments for seasonality of percentage rent, annualization of mid-first quarter rent commencement, annualizing Shoppes of Eastwood acquisition, normalizing other property related revenue and transaction costs.

2			Includes partners’ share of Fishers Station, Beacon Hill and Bayport Commons.
3			Includes construction-related debt with no current NOI in the operating statements.
4
Reflects the utilization of $84.6 million of net proceeds from the Company’s April 2013 common stock offering of which $76.8 million was used to acquire Cool Springs Market and Castleton Crossing and $7.8 million was used to paydown the Company’s revolving line of credit.  The “As Adjusted” EBITDA includes Cool Springs and Castleton Crossing and the pro-forma EBITDA from tenants at Delray Marketplace, Holly Springs Towne Center – Phase I, and Four Corner Square that are leased but for which rent has not commenced.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended March 31,
	2013	2012	% Change
Number of Same Properties at period end1	49	49

Leased percentage at period-end	94.2%	93.1%
Minimum rent (cash)	$17,474,600	$16,747,340
Tenant recoveries	5,400,109	4,791,841
Other income	723,375	707,736
	23,598,084	22,246,917

Property operating expenses	5,165,284	4,634,005
Real estate taxes	3,376,980	3,301,224
	8,542,264	7,935,229
Net operating income - same properties (49 properties)2	15,055,820	14,311,688	5.2%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income - same properties	$15,055,820	$14,311,688
Net operating income - non-same activity	8,128,906	2,470,399
Other income (expense), net	75,886	(59,922)
General, administrative and acquisition expenses	(2,318,512)	(1,821,706)
Litigation charge	-	(1,289,446)
Depreciation expense	(11,753,557)	(9,148,836)
Interest expense	(7,131,775)	(6,379,217)
Discontinued operations	-	408,810
Gain on sale of operating property	-	5,151,989
Net income attributable to noncontrolling interests	(24,854)	(2,097,020)
Dividends on preferred shares	(2,114,063)	(1,577,813)
Net loss attributable to common shareholders	$(82,149)	$(31,074)

____________________
1	Same Property analysis excludes operating properties in redevelopment.

2	Excludes net gains from outlot sales, straight-line rent and amortization of lease intangibles, bad debt expense, and lease termination fees.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Revenue:
Minimum rent	$21,354,783	$19,973,987	$19,332,426	$18,761,604	$18,461,447
Tenant reimbursements	5,678,226	5,493,941	5,033,632	4,541,108	5,109,674
Other property related revenue1	4,570,727	568,667	250,999	494,663	600,037
Parking revenue, net2	57,487	139,057	208,418	(14,526)	180,064
	31,661,223	26,175,652	24,825,475	23,782,849	24,351,222
Expenses:
Property operating – Recoverable3	4,372,801	3,966,644	3,420,691	3,172,620	3,363,621
Property operating – Non-Recoverable3	676,583	450,565	535,934	707,764	884,192
Real estate taxes	3,427,113	3,305,445	3,075,931	2,863,376	3,321,322
	8,476,497	7,722,654	7,032,556	6,743,760	7,569,135
Net Operating Income – Properties	23,184,726	18,452,998	17,792,919	17,039,089	16,782,087

Other Expense:
General, administrative, and other	(2,141,613)	(1,862,783)	(1,647,116)	(1,792,472)	(1,821,707)
Acquisition costs	(176,899)	(185,263)	(108,169)	(70,933)	—
	(2,318,512)	(2,048,046)	(1,755,285)	(1,863,405)	(1,821,707)
Earnings Before Interest, Taxes, Depreciation and Amortization	20,866,214	16,404,952	16,037,634	15,175,684	14,960,380

Litigation charge	—	281,995	—	—	(1,289,446)
Depreciation and amortization	(11,753,557)	(9,829,147)	(11,183,187)	(10,211,245)	(9,148,836)
Interest expense	(7,131,775)	(6,495,927)	(6,481,825)	(6,303,413)	(6,379,217)
Income tax benefit (expense) of taxable REIT subsidiary	28,952	99,989	13,385	30,174	(37,564)
Remeasurement loss on consolidation	—	(7,979,626)	—	—	—
Other income (expense)	46,934	110,863	99,941	20,703	(22,356)
Income (loss) from continuing operations	2,056,768	(7,406,901)	(1,514,052)	(1,288,097)	(1,917,039)
Discontinued operations4:
Operating income from discontinued operations	—	255,851	343,059	319,348	408,809
Gain (loss) on sale of operating property, net of tax expense	—	1,913,670	(65,312)	93,891	5,151,989
Income from discontinued operations	—	2,169,521	277,747	413,329	5,560,798
Net income (loss)	2,056,768	(5,237,380)	(1,236,305)	(874,858)	3,643,759
Net (income) loss attributable to noncontrolling interest	(24,854)	884,528	312,208	271,221	(2,097,020)
Net income (loss) attributable to Kite Realty Group Trust	2,031,914	(4,352,852)	(924,097)	(603,637)	1,546,739
Dividends on preferred shares	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)	(1,577,813)
Net loss attributable to common shareholders	$(82,149)	$(6,466,915)	$(3,038,160)	$(2,717,700)	$(31,074)

NOI/Revenue	73.2%	70.5%	71.6%	71.6%	68.9%
Recovery Ratio5
– Retail Only	79.0%	82.5%	86.4%	83.6%	84.5%
– Total Portfolio	72.8%	75.5%	77.5%	75.2%	76.4%

____________________
1	Other property related revenue includes net gains of $4.2 million on sales of land parcels and outlots in the three months ended March 31, 2013.
2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3
Recoverable expenses include total management fee expense (or G&A expense of $0.5 million) allocable to the property operations in the three months ended March 31, 2013, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expenses.

4
Discontinued operations reflects sales of the following operating properties: Pen Products, Indiana State Motor Pool, Preston Commons, Sandifur Plaza, and Zionsville Place in Q4 2012, sales of Coral Springs and 50 South Morton in Q3 2012, South Elgin Commons in Q2 2012, and Gateway Shopping Center in Q1 2012.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 12
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2013

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt:				$
Consolidated	337,308,890	45%	5.77%		4.6
Variable Rate Debt (Hedged)	214,180,851	29%	3.71%		5.5
Total Fixed Rate Debt	551,489,741	74%	4.97%		5.0
Variable Rate Debt:
Construction Loans	103,339,986	14%	2.39%		1.9
Other Variable	68,899,501	9%	2.78%		3.1
Corporate Unsecured	237,224,200	32%	2.36%		5.5
Variable Rate Debt (Hedged)	-214,180,851	-29%	-2.44%		-5.5
Total Variable Rate Debt	195,282,836	26%	2.44%		2.8
Net Premiums	145,091	N/A	N/A		N/A
Total	$746,917,668	100%	4.31%		4.4

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Outstanding Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt2
2013	$4,210,936	$21,187,268	$-	$-	$25,398,204
2014	5,295,257	30,986,367	-	57,545,321	93,826,945
2015	5,106,889	38,301,942	-	45,794,665	89,203,496
2016	4,306,179	132,306,110	-	-	136,612,289
2017	2,668,907	52,264,371	-	-	54,933,278
2018	2,506,797	4,253,650	112,224,200	-	118,984,647
2019	2,321,206	-	125,000,000	-	127,321,206
2020	2,444,667	9,917,230	-	-	12,361,897
2021 and beyond	1,683,094	86,447,521	-	-	88,130,615
Net Premiums on Fixed Rate Debt	145,091	-	-	-	145,091
Total	$30,689,023	$375,664,459	$237,224,200	$103,339,986	$746,917,668

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.

2	This presentation reflects the Company’s exercise of its option to extend the maturity date by one year to February 26, 2018 for the Company’s revolving line of credit.

p. 13
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2013

Property	Lender	Loan Type	Interest Rate1	Maturity Date	Total Commitment	Balance as of March 31, 2013	Monthly Debt Service as of March 31, 2013
12th Street Plaza	CMBS	Fixed Rate	5.67%	8/1/13		$ 7,688,412	$62,428
Parkside Town Commons	Bank of America	Other Variable	LIBOR + 275	8/31/13		13,604,000
2013 Debt Maturities						21,292,412	2.9%

Thirty South	CMBS	Fixed Rate	6.09%	1/11/14		20,360,555	142,256
Beacon Hill Shopping Center2	Fifth Third Bank	Other Variable	LIBOR + 125	3/30/14		7,012,150
Rangeline Crossing	Associated Bank	Construction Variable	LIBOR + 225	10/31/14	18,425,000	6,727,106
50th & 12th	CMBS	Fixed Rate	5.67%	11/11/14		4,102,487	27,190
Delray Marketplace3	Bank of America/US Bank	Construction Variable	LIBOR + 200	11/18/14	62,000,000	50,818,215
2014 Debt Maturities						89,020,513	11.9%

Indian River Square	CMBS	Fixed Rate	5.42%	6/11/15		12,605,760	74,850
Plaza Volente	CMBS	Fixed Rate	5.42%	6/11/15		27,182,947	161,405
Zionsville Walgreens	Associated Bank	Construction Variable	LIBOR + 225	6/30/15	4,704,000	3,999,958
Four Corner Square	US Bank	Construction Variable	LIBOR + 225	7/10/15	22,800,000	17,271,841
Holly Springs Towne Center-Phase I	Bank of America	Construction Variable	LIBOR + 250	7/31/15	37,500,000	24,522,866
2015 Debt Maturities						85,583,372	11.5%

951 & 414	Key Bank	Other Variable	LIBOR + 275	1/3/16		7,800,000
Cool Creek Commons	CMBS	Fixed Rate	5.88%	4/11/16		17,098,544	106,534
Sunland Towne Centre	CMBS	Fixed Rate	6.01%	7/1/16		24,518,473	150,048
Pine Ridge Crossing	CMBS	Fixed Rate	6.34%	10/11/16		17,233,419	108,823
Riverchase Plaza	CMBS	Fixed Rate	6.34%	10/11/16		10,340,051	65,295
Traders Point	CMBS	Fixed Rate	5.86%	10/11/16		44,900,548	283,478
Eastgate Pavilion	Associated Bank	Other Variable	LIBOR + 225	12/31/16		16,402,500
2016 Debt Maturities						138,293,535	18.5%

Geist Pavilion	CMBS	Fixed Rate	5.78%	1/1/17		10,967,394	65,135
Ridge Plaza	TD Bank	Other Variable	LIBOR + 325	1/3/17		14,163,621
Kedron Village	CMBS	Fixed Rate	5.70%	1/11/17		29,314,694	172,379
2017 Debt Maturities						54,445,709	7.3%

Unsecured Credit Facility5,6	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 195	2/26/18		112,224,200
Whitehall Pike	CMBS	Fixed Rate	6.71%	7/5/18		7,095,851	77,436
2018 Debt Maturities						119,320,051	16.0%

Unsecured Term Loan6	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 235	4/30/19		125,000,000
2019 Debt Maturities						125,000,000	16.7%

Fishers Station	Old National Bank	Other Variable	LIBOR + 269	1/4/20		7,933,430
Bridgewater Marketplace	Old National Bank	Other Variable	LIBOR + 294	1/4/20		1,983,800
2020 Debt Maturities						9,917,230	1.3%

International Speedway Square	CMBS	Fixed Rate	5.77%	4/1/21		20,505,639	122,816
Bayport Commons7	CMBS	Fixed Rate	5.44%	9/1/21		12,867,688	74,045
Eddy Street Commons	CMBS	Fixed Rate	5.44%	9/1/21		25,000,078	143,860
Four Property Pool Loan	CMBS	Fixed Rate	5.44%	9/1/21		42,549,155	244,842
Centre at Panola, Phase I	CMBS	Fixed Rate	6.78%	1/1/22		2,977,195	36,583
2021 and Beyond Debt Maturities						103,899,755	13.9%

TOTAL NET PREMIUMS ON ACQUIRED DEBT						145,091
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET						$ 746,917,668

____________________
1	At March 31, 2013, one-month LIBOR interest rate was 0.20%.
2	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
3
The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver over 95% of cash flow to the Company), and 50% thereafter.  The loan is guaranteed by Kite Realty Group, LP.

4	Subsequent to year end this loan was paid down to $5M upon which the rate decreased to LIBOR+2.25%.
5	Assumes Company exercises its option to extend the maturity date by one year.
6
The Company has 52 unencumbered properties of which 46 are wholly owned and are guarantors under the unsecured credit facility and unsecured term loan and three of which are owned in joint ventures.   The major unencumbered properties include: Broadstone Station, Cobblestone Plaza, The Corner,  Courthouse Shadows, Cove Center, Estero Town Commons, Fox Lake Crossing, Glendale Town Center, King's Lake, Lithia Crossing, Market Street Village, Oleander Place, Plaza at Cedar Hill, Shoppes at Plaza Green, Publix at Greenville, Rivers Edge, Red Bank Commons, Shops at Eagle Creek, Shoppes of Eastwood, Tarpon Bay Plaza, Traders Point II, Union Station  Parking Garage, Gainesville Plaza and Waterford Lakes.

7	The Company has a preferred return, then a 60% interest.

p. 14
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2013 (CONTINUED)

Floating Rate Debt (Hedged)1
Lender	Loan Type	LIBOR Hedge Rate	Maturity Date	Total Commitment	Balance as of March 31, 2013	Monthly Debt Service as of March 31, 2013
Associated Bank	Variable Rate (Hedged)	1.35%	12/31/16		$15,100,000	$16,954
TD Bank	Variable Rate (Hedged)	3.31%	1/3/17		14,163,621	39,068
Various Banks	Variable Rate (Hedged)	0.91%	2/26/18		50,000,000	37,750
Various Banks	Variable Rate (Hedged)	1.52%	4/30/19		125,000,000	158,167
Old National	Variable Rate (Hedged)	1.33%	1/4/20		9,917,230	10,992

Total					$214,180,851	$262,931

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p. 15
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of March 31, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2013.

Tenant	Number of Stores	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	6	832,630	2	128,997	4	703,633
Target	7	801,032	0	0	7	801,032
Publix	11	529,480	11	529,480	0	0
Wal-Mart	3	393,161	1	103,161	2	290,000
Bed Bath & Beyond/Buy Buy Baby/Christmas Tree Shops/Cost Plus	10	282,069	10	282,069	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
Dick's Sporting Goods	4	211,737	4	211,737	0	0
Beall's	4	186,607	3	150,163	1	36,444
Home Depot	1	140,000	0	0	1	140,000
Stein Mart	4	138,800	4	138,800	0	0
Total	51	3,752,971	36	1,781,862	15	1,971,109

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

p. 16
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of March 31, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2013.

Tenant	Type of Property	Number of Stores	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.3	% of Total Portfolio Annualized Base Rent
Publix	Retail	11	529,480	8.1%	$4,657,715	$8.80	5.3%
Bed Bath & Beyond4	Retail	10	282,069	4.3%	3,133,480	11.11	3.6%
Dick's Sporting Goods	Retail	4	211,737	3.2%	1,764,508	8.33	2.0%
Lowe's Home Improvement	Retail	2	128,997	2.0%	1,764,000	6.04	2.0%
PetSmart	Retail	5	126,992	1.9%	1,725,033	13.58	2.0%
Marsh Supermarkets	Retail	2	124,902	1.9%	1,633,958	13.08	1.9%
Indiana Supreme Court	Commercial	1	75,488	1.2%	1,346,712	17.84	1.5%
Beall’s	Retail	3	150,163	2.3%	1,201,967	8.00	1.4%
Ross Stores	Retail	4	117,761	1.8%	1,188,144	10.09	1.3%
HEB Grocery Company	Retail	1	105,000	1.6%	1,155,000	11.00	1.3%
Staples	Retail	4	77,815	1.2%	1,127,917	14.49	1.3%
Michaels	Retail	4	90,349	1.4%	1,071,356	11.86	1.2%
TJX Companies5	Retail	3	114,618	1.8%	1,060,425	9.25	1.2%
Whole Foods	Retail	2	66,144	1.0%	1,043,976	15.78	1.2%
Office Depot	Retail	4	96,060	1.5%	1,027,338	10.69	1.2%
Mattress Firm	Retail	9	36,967	0.6%	951,424	25.74	1.1%
Stein Mart	Retail	4	138,800	2.1%	936,346	6.75	1.1%
Best Buy	Retail	2	75,045	1.1%	911,993	12.15	1.0%
Walgreens	Retail	2	29,050	0.4%	901,000	31.02	1.0%
City Financial Corp	Commercial	1	52,151	0.8%	855,000	16.39	1.0%
Frank Theater CineBowl & Grille	Retail	1	62,280	1.0%	850,752	13.66	1.0%
Kmart	Retail	1	110,875	1.7%	850,379	7.67	1.0%
Dominick's	Retail	1	65,977	1.0%	841,207	12.75	1.0%
A & P	Retail	1	58,732	0.9%	725,340	12.35	0.8%
AC Moore	Retail	2	42,991	0.7%	649,446	15.11	0.7%
Total			2,970,443	45.5%	$33,374,414	$11.42	37.8%

____________________
1	Annualized base rent represents the monthly contractual rent for March 2013 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

5	Includes Marshalls and HomeGoods

p. 17
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of March 31, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2013.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2013	59	222,425	3.4%	$2,583,082	3.01%	$11.61	$0
2014	85	441,078	6.8%	6,164,013	7.19%	13.97	340,475
2015	96	774,681	12.0%	10,265,927	11.97%	13.25	198,650
2016	106	846,627	13.1%	8,375,566	9.77%	9.89	0
2017	106	738,704	11.4%	10,714,266	12.50%	14.50	351,300
2018	78	595,875	9.2%	7,936,641	9.26%	13.32	0
2019	28	245,496	3.8%	3,714,957	4.33%	15.13	33,000
2020	31	411,828	6.4%	4,637,441	5.41%	11.26	156,852
2021	33	460,767	7.1%	5,626,103	6.56%	12.21	0
2022	42	491,309	7.6%	7,337,623	8.56%	14.93	0
Beyond	74	1,243,745	19.2%	18,382,339	21.43%	14.78	2,160,290
Total	738	6,472,535	100.0%	$85,737,958	100.0%	$13.25	$3,240,567

____________________
1	Lease expiration table reflects rents in place as of March 31, 2013 and does not include option periods; 2013 expirations include 16 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2013 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 18
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of March 31, 2013

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2013.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2013	1	103,161	1.6%	$309,483	0.4%	$3.00	$0
2014	9	270,947	4.2%	2,346,613	2.7%	8.66	0
2015	19	537,827	8.3%	5,231,508	6.1%	9.73	0
2016	14	608,247	9.4%	3,643,683	4.2%	5.99	0
2017	16	464,065	7.2%	5,006,487	5.8%	10.79	0
2018	9	401,362	6.2%	3,621,431	4.2%	9.02	0
2019	8	186,989	2.9%	2,495,445	2.9%	13.35	0
2020	10	343,178	5.3%	3,060,265	3.6%	8.92	0
2021	13	390,311	6.0%	3,999,296	4.7%	10.25	0
2022	14	353,450	5.5%	4,424,298	5.2%	12.52	0
Beyond	27	940,451	14.5%	12,311,661	14.3%	13.09	990,000
Total	140	4,599,988	71.1%	$46,450,169	54.2%	$10.10	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of March 31, 2013 and does not include option periods; 2013 expirations include 0 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 19
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

LEASE EXPIRATIONS – RETAIL SHOPS

As of March 31, 2013

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of March 31, 2013.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2013	57	119,044	1.8%	$2,271,283	2.8%	$19.08	$0
2014	75	161,253	2.5%	3,642,060	4.3%	22.59	340,475
2015	75	191,233	3.0%	4,248,672	5.0%	22.22	198,650
2016	92	238,380	3.7%	4,731,883	5.5%	19.85	0
2017	88	194,354	3.0%	4,274,955	5.0%	22.00	351,300
2018	67	176,676	2.7%	3,917,760	4.6%	22.17	0
2019	20	58,507	0.9%	1,219,513	1.4%	20.84	33,000
2020	20	58,581	0.9%	1,403,476	1.6%	23.96	156,852
2021	19	64,294	1.0%	1,485,075	1.7%	23.10	0
2022	25	86,813	1.3%	2,039,706	2.4%	23.50	0
Beyond	42	166,144	2.6%	4,071,688	4.9%	24.51	1,170,290
Total	580	1,515,279	23.4%	$33,306,070	38.8%	$21.98	$2,250,567

____________________
1	Lease expiration table reflects rents in place as of March 31, 2013, and does not include option periods; 2013 expirations include 16 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 20
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of March 31, 2013

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2013	1	220	0.0%	$2,316	0.0%	$10.53
2014	1	8,878	0.1%	175,341	0.2%	19.75
2015	2	45,621	0.7%	785,747	0.9%	17.22
2016	0	0	0.0%	0	0.0%	0.00
2017	2	80,285	1.2%	1,432,824	1.7%	17.85
2018	2	17,837	0.3%	397,450	0.5%	22.28
2019	0	0	0.0%	0	0.0%	0.00
2020	1	10,069	0.2%	173,700	0.2%	17.25
2021	1	6,162	0.1%	141,732	0.2%	23.00
2022	3	51,046	0.8%	873,619	1.0%	17.11
Beyond	5	137,150	2.1%	1,998,990	2.3%	14.58
Total	18	357,268	5.5%	$5,981,719	7.0%	$16.74

____________________
1	Lease expiration table reflects rents in place as of March 31, 2013 and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for March 31, 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements.

p. 21
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Company Owned GLA – Operating Retail1	5,892,639	5,823,319	5,497,777	5,410,070	5,393,433
Total GLA – Operating Retail1	8,471,935	8,399,075	7,972,407	8,136,770	8,110,074
Existing Owned GLA of Future Redevelopment Projects	134,867	137,867	307,805	307,805	388,494
Projected Owned GLA of In-Process Development and Redevelopment Projects	916,880	854,088	703,224	729,748	625,186
Projected Total GLA Under In-Process Development and Redevelopment Projects2	1,247,586	1,230,364	889,335	915,859	811,297
Number of Operating Retail Properties	55	54	53	53	53
Number of Retail Properties under In-Process Development	3	3	2	4	3
Number of Retail Properties under Redevelopment	4	4	5	5	5
Percentage Leased – Operating Retail	94.5%	94.2%	93.4%	93.0%	93.4%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$75,320,004	$74,316,457	$70,013,160	$68,934,944	$69,246,689

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

p. 22
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Company Owned Net Rentable Area (NRA)1	379,974	381,723	381,723	583,598	583,598
Number of Operating Commercial Properties,4	2	2	2	4	4
Percentage Leased – Operating Commercial Properties	94.0%	93.6%	93.6%	93.4%	93.4%
Annualized Base Rent – Commercial Properties2,3	$5,981,719	$5,958,386	$6,094,255	$7,344,111	$7,336,563

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include tenant reimbursements or income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of March 31, 2013.

4	Includes the office space at Eddy Street Commons.

p. 23
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

IN-PROCESS DEVELOPMENT / REDEVELOPMENT PROJECTS

Project	Project Type	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of March 31, 20136	Major Tenants and Non-owned Anchors
Delray Marketplace, FL8	Development	50%	Delray Beach	Q4 2012	254,686	265,399	65.6%	84.4%	$95,000	$91,203	Publix, Frank Theatres, Burt and Max's Grille, Charming Charlie, Chico's, White House/Black Market, Jos. A. Bank
Holly Springs Towne Center (formerly New Hill Place), NC – Phase I	Development	100%	Raleigh	Q1 2013	204,936	374,334	49.9%	85.6%	57,000	55,323	Target (non-owned), Dick’s Sporting Goods, Marshall’s, Michaels, PETCO, Charming Charlie, Ulta Salon, Pier 1 Imports
Four Corner Square / Maple Valley, WA9	Redevelopment	100%	Seattle	Q1 2013	108,523	118,523	64.4%	87.1%	27,500	23,681	Do It Best Hardware, Walgreens, Grocery Outlet
Rangeline Crossing (formerly The Centre), IN	Redevelopment	100%	Indianapolis	Q2 2013	84,327	84,327	20.5%	94.5%	15,500	7,295	Earth Fare, Walgreens, Old National Bank, Panera
Parkside Town Commons, NC – Phase I	Development	100%	Raleigh	Q2 2014	108,771	249,366	0.0%	59.8%10	39,000	13,191	Target (non-owned), Harris Teeter (ground lease), Jr. Box
Bolton Plaza, FL	Redevelopment	100%	Jacksonville	Q1 2014	155,637	155,637	59.8%	86.7%	10,300	3,223	Academy Sports & Outdoors, LA Fitness/Shops
Total In-Process Development / Redevelopment Projects					916,880	1,247,586	49.0%	83.4%	$244,300	$193,916
Cost incurred as of March 31, 2013 included in Construction in progress on consolidated balance sheet7										$96,640

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 47,223 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

8	The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver over 95% of cash flow to the Company), and 50% thereafter.

9
Total estimated project cost for Four Corner Square / Maple Valley was previously shown net of projected sales proceeds of $9.9 million. As a result of a change in the projected timing of the sale of a Walgreens, $4 million of related cost has been included in the total estimated project cost.

10	The owned GLA for Parkside Town Commons Phase I includes a 53,000 square foot ground lease with Harris Teeter Supermarket.

p. 24
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

FUTURE DEVELOPMENT / REDEVELOPMENT PROJECTS

Project	Project Type3	MSA	Existing Owned GLA	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of March 31, 20132	Major Tenants and Non-owned Anchors

Courthouse Shadows, FL	Redevelopment	Naples	134,867	134,867	$2,500	$451	Publix, Office Max
Broadstone Station, NC	Development	Raleigh	—	345,000	19,100	16,261	Shops, Pad Sales, Jr. Boxes, Super Wal-Mart (non-owned)
Holly Springs Towne Center, NC Phase II	Development	Raleigh	—	170,000	44,300	16,081	Target (non-owned), Frank Theatres, and three Junior Anchors
Parkside Town Commons, NC – Phase II	Development	Raleigh	—	306,350	66,000	19,721	Frank Theatres, Golf Galaxy, Field & Stream, PETCO
Total			134,867	956,217	$131,900	$52,514

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands.

Reconciliation of Construction In Progress to Consolidated Balance Sheet ($ in thousands):
Cost incurred for in-process developments (page 24)	$96,640
Cost incurred for future developments (above)	52,514
Holly Springs Towne Center – Phase III	5,962
Apex – Phase II (residual land and related sitework)	5,508
Miscellaneous tenant improvements and small projects	6,682
Construction In Progress on Consolidated Balance Sheet	$167,306

p. 25
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

PROPERTY ACQUISITIONS

Property	State	MSA	Date Acquired	Percentage Leased at Acquisition Date	Purchase Price	Assumed Debt	Total GLA	Owned GLA	Major Tenants and Non-owned Anchors
Shoppes of Eastwood	FL	Orlando	1/23/13	99%	$11,600,000	$-	69,037	69,037	Publix
Cool Springs Market	TN	Nashville	4/22/13	95%	37,500,000	-	285,000	224,000	Dick’s Sporting Goods, Marshalls, JoAnn Fabrics, Staples, Kroger (non-owned)
Castleton Crossing	IN	Indianapolis	5/1/13	100%	39,000,000	-	280,000	280,000	TJ Maxx, HomeGoods, Burlington Coat, Shoe Carnival
Year to Date					$88,100,000	$-	634,067	573,037

p. 26
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

GEOGRAPHIC DIVERSIFICATION - OPERATING PORTFOLIO

As of March 31, 2013

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	22	2,249,108	35.9%	243	$29,988,262	38.4%	$14.03
• Retail	20	1,869,134	29.8%	225	24,006,543	30.7%	13.49
• Commercial	2	379,974	6.1%	18	5,981,719	7.7%	16.74
Florida	16	1,760,321	28.1%	230	21,570,626	27.6%	13.03
Texas	6	1,074,467	17.1%	83	12,141,072	15.6%	11.77
Georgia	3	300,052	4.8%	56	3,943,181	5.1%	14.59
South Carolina	2	263,313	4.2%	21	2,914,872	3.7%	11.60
Illinois	2	182,835	2.9%	17	2,216,357	2.8%	13.10
Ohio	1	236,230	3.8%	7	2,139,270	2.7%	9.06
New Jersey	1	115,088	1.8%	12	1,477,667	1.9%	16.07
North Carolina	1	45,530	0.7%	6	727,784	0.9%	15.98
Oregon	2	31,169	0.5%	13	492,162	0.6%	21.28
Washington	1	14,500	0.2%	1	475,000	0.6%	32.76
Total	57	6,272,613	100.0%	689	$78,086,255	100.0%	$13.18

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of December 31, 2012 and excludes six retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,240,567 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 27
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

OPERATING RETAIL PROPERTIES – TABLE I

As of March 31, 2013

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
12th Street Plaza	FL	Vero Beach	1978/2003	2012	Acquired	141,323	138,268	96.6%
Bayport Commons7	FL	Oldsmar	2008	2008	Developed	268,556	97,112	88.9%
Cobblestone Plaza	FL	Ft. Lauderdale	2011	2011	Developed	143,493	133,214	94.9%
Cove Center	FL	Stuart	1984/2008	2012	Acquired	154,696	154,696	96.7%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,631	56.9%
Gainesville Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	90.9%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	142,706	95.9%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,943	230,971	98.1%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	88.1%
Lithia Crossing	FL	Tampa	2003	2011	Acquired	91,043	91,043	88.2%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	97.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,330	99.5%
Shoppes of Eastwood	FL	Orlando	1997	2013	Acquired	69,037	69,037	98.1%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	69,980	87.9%
Tarpon Bay Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	96.6%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	96.1%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,345	89.7%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	87.2%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	93.6%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	87.8%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,763	98.1%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	-	-
Beacon Hill7	IN	Crown Point	2006	2007	Developed	127,821	57,191	80.5%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	124,631	95.9%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	68.2%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,646	95.6%
DePauw University Bookstore & Cafe	IN	Greencastle	2012	2012	Developed	11,974	11,974	100.0%
Eddy Street Commons (Retail Only)	IN	South Bend	2009	2010	Developed	88,143	88,143	92.8%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,943	116,943	95.3%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	79.5%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	393,002	98.5%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	-
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,353	82,353	98.3%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,258	81.2%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2012, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $106,000. All remaining cash flow is distributed to the Company.

5	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

6
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2018. The Company has four remaining five-year renewal options and a right of first refusal to purchase the land.

7	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Bayport Commons (60%).

p. 28
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Rivers Edge	IN	Indianapolis	2011	2011	Redeveloped	149,209	149,209	100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	84,330	100.0%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,534	42,534	93.8%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,684	99.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	66.8%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Walgreens	IN	Indianapolis	2012	2012	Developed	14,550	14,550	100.0%
Oleander Place	NC	Wilmington	2012	2012	Redeveloped	47,610	45,530	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	79.9%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway7	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty5	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Shoppes at Plaza Green	SC	Greenville	2000	2012	Acquired	195,258	195,258	94.8%
Publix at Woodruff	SC	Greenville	1997	2012	Acquired	68,055	68,055	97.4%
Burlington Coat Factory6	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,214	97.0%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	303,458	303,458	98.2%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	99.1%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	311,413	306,437	88.6%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Total					TOTAL	8,471,935	5,892,639	94.5%

See prior page for footnote disclosure.

p. 29
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

OPERATING RETAIL PROPERTIES – TABLE II

As of March 31, 2013

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors
12th Street Plaza	FL	Vero Beach	$1,266,401	$ -	$1,266,401	1.68%	$ 9.48	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	FL	Oldsmar	1,591,775	-	1,591,775	2.11%	18.43	PetSmart, Michaels, Target (non-owned)
Cobblestone Plaza	FL	Ft. Lauderdale	3,173,293	250,000	3,423,293	4.54%	25.09	Whole Foods, Party City, All Pets Emporium
Cove Center	FL	Stuart	1,360,521	-	1,360,521	1.81%	9.10	Publix, Beall’s
Estero Town Commons	FL	Naples	339,704	750,000	1,089,704	1.45%	23.30	Lowe's Home Improvement
Gainesville Plaza	FL	Gainesville	834,069	-	834,069	1.11%	5.16	Books-A-Million, Save-A-Lot, Wal-Mart
Indian River Square	FL	Vero Beach	1,477,601	125,000	1,602,601	2.13%	10.79	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,423,715	418,475	2,842,190	3.77%	10.70	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More
King's Lake Square	FL	Naples	819,616	-	819,616	1.09%	10.88	Publix, Retro Fitness
Lithia Crossing	FL	Tampa	1,070,557	72,000	1,142,557	1.52%	13.33	Stein Mart, Fresh Market
Pine Ridge Crossing	FL	Naples	1,666,978	-	1,666,978	2.21%	16.21	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,190,270	-	1,190,270	1.58%	15.27	Publix
Shoppes of Eastwood	FL	Orlando	849,607	-	849,607	1.13%	12.54	Publix
Shops at Eagle Creek	FL	Naples	869,926	55,104	925,030	1.23%	14.15	Staples, Fresh Market, Lowe’s Home Improvement (non-owned)
Tarpon Bay Plaza	FL	Naples	1,723,094	100,000	1,823,094	2.42%	21.61	Cost Plus, A C Moore, Staples, Target (non-owned)
Waterford Lakes Village	FL	Orlando	913,496	-	913,496	1.21%	12.19	Winn-Dixie
Kedron Village	GA	Atlanta	2,442,424	-	2,442,424	3.24%	17.30	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	705,095	-	705,095	0.94%	11.61	Publix
The Centre at Panola	GA	Atlanta	795,662	-	795,662	1.06%	11.64	Publix
Fox Lake Crossing	IL	Chicago	1,165,857	-	1,165,857	1.55%	13.40	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	1,050,501	-	1,050,501	1.39%	12.79	TJ Maxx, PetSmart, Caputo’s (non-owned)
54th & College	IN	Indianapolis	-	260,000	260,000	0.35%	-	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	665,670	-	665,670	0.88%	14.46	Strack & Van Til (non-owned), Walgreens (non-owned)
Boulevard Crossing	IN	Kokomo	1,683,655	-	1,683,655	2.24%	14.09	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	309,770	-	309,770	0.41%	17.49	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,946,319	-	1,946,319	2.58%	16.34	The Fresh Market, Stein Mart, Bang Fitness
DePauw University Bookstore and Café	IN	Greencastle	100,119	-	100,119	0.13%	8.36	Folletts, Starbucks
Eddy Street Commons	IN	South Bend	1,923,249	-	1,923,249	2.55%	23.51	Hammes Bookstore, Urban Outfitters
Fishers Station	IN	Indianapolis	1,282,604	-	1,282,604	1.70%	11.51	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	834,130	-	834,130	1.11%	16.37	Goodwill, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,635,097	-	2,635,097	3.50%	6.81	Macy’s, Landmark Theatres, Staples, Indianapolis Library, Lowe's Home Improvement (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	-	221,748	221,748	0.29%	-	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,509,433	78,650	1,588,083	2.11%	18.64	Office Depot
Red Bank Commons	IN	Evansville	388,845	-	388,845	0.52%	13.98	Wal-Mart (non-owned), Home Depot (non-owned)

____________________
1
Annualized Base Rent Revenue represents the contractual rent for March 2013 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of March 31, 2013. Excludes tenant reimbursements.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

p. 30
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors
Rivers Edge	IN	Indianapolis	2,838,554	-	2,838,554	3.77%	19.02	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture
Stoney Creek Commons	IN	Indianapolis	998,823	-	998,823	1.33%	11.84	HH Gregg , Office Depot, LA Fitness, Lowe's Home Improvement (non-owned)
The Corner	IN	Indianapolis	587,484	-	587,484	0.78%	14.72	Hancock Fabrics
Traders Point	IN	Indianapolis	4,061,562	435,000	4,496,562	5.97%	14.65	Dick's Sporting Goods, AMC Theatre, Marsh, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	776,130	-	776,130	1.03%	24.93
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	1.35%	7.86	Lowe's Home Improvement
Zionsville Walgreens	IN	Indianapolis	426,000	-	426,000	0.57%	29.28	Walgreens
Oleander Place	NC	Wilmington	727,784	80,000	807,784	1.07%	15.98	Whole Foods
Ridge Plaza	NJ	Oak Ridge	1,477,667	-	1,477,667	1.96%	16.07	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,139,270	-	2,139,270	2.84%	9.06	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	214,668	-	214,668	0.29%	16.16	FedEx/Kinko’s
Shops at Otty	OR	Portland	277,494	136,300	413,794	0.55%	28.19	Wal-Mart (non-owned)
Shoppes at Plaza Green	SC	Greenville	2,237,021	-	2,237,021	2.97%	12.09	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	SC	Greenville	677,852	-	677,852	0.90%	10.23	Publix
Burlington Coat Factory	TX	San Antonio	537,000	-	537,000	0.71%	5.00	Burlington Coat
Cedar Hill Village	TX	Dallas	726,156	-	726,156	0.96%	16.94	24 Hour Fitness, JC Penney (non-owned)
Market Street Village	TX	Hurst	1,802,597	33,000	1,835,597	2.44%	11.51	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	TX	Dallas	3,656,775	-	3,656,775	4.85%	12.27	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, HomeGoods, DSW
Plaza Volente	TX	Austin	2,444,019	110,000	2,554,019	3.39%	15.77	H-E-B Grocery
Sunland Towne Centre	TX	El Paso	2,974,526	115,290	3,089,816	4.10%	10.96	PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines
50th & 12th	WA	Seattle	475,000	-	475,000	0.63%	32.76	Walgreens
Total			$72,079,437	$3,240,567	$75,320,004	100%	$12.94

See prior page for footnote disclosure.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

OPERATING COMMERCIAL PROPERTIES

As of March 31, 2013

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	92.4%	$4,861,455	81.3%	$17.64	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	1,120,264	18.7%	13.72	University of Notre Dame Offices
Total				379,974	94.0%	$5,981,719	100.0%	$16.74

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2013 for each applicable property, multiplied by 12. Excludes tenant reimbursements.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of March 31, 2013.

3	The garage is managed by a third party.

4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of March 31, 2013

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
12th Street Plaza	FL	121,376	16,892	138,268	100.0%	72.5%	96.6%	$1,059,078	$207,324	$ -	$1,266,401	$ 8.73	$0.06	$ 9.48
Bayport Commons	FL	71,540	25,572	97,112	100.0%	58.0%	88.9%	1,133,020	458,755	-	1,591,775	15.84	0.03	18.43
Cobblestone Plaza	FL	68,169	65,045	133,214	100.0%	89.6%	94.9%	1,207,686	1,965,607	250,000	3,423,293	17.72	0.03	25.09
Cove Center	FL	130,915	23,781	154,696	100.0%	78.5%	96.7%	949,824	410,698	-	1,360,521	7.26	0.05	9.10
Estero Town Commons	FL	-	25,631	25,631	0.0%	56.9%	56.9%	-	339,704	750,000	1,089,704	-	0.04	23.30
Gainesville Plaza	FL	138,323	39,503	177,826	100.0%	59.1%	90.9%	541,211	292,858	-	834,069	3.91	0.08	5.16
Indian River Square	FL	109,000	33,706	142,706	100.0%	82.8%	95.9%	927,000	550,601	125,000	1,602,601	8.50	0.05	10.79
International Speedway Square	FL	203,405	27,566	230,971	100.0%	84.1%	98.1%	1,997,057	426,657	418,475	2,842,190	9.82	0.05	10.70
King's Lake Square	FL	49,805	35,692	85,497	100.0%	71.5%	88.1%	327,054	492,562	-	819,616	6.57	0.05	10.88
Lithia Crossing	FL	54,091	36,952	91,043	100.0%	70.9%	88.2%	469,183	601,374	72,000	1,142,557	8.67	0.04	13.33
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	93.1%	97.4%	637,976	1,029,002	-	1,666,978	9.62	0.04	16.21
Riverchase Plaza	FL	48,890	29,440	78,330	100.0%	98.6%	99.5%	386,231	804,039	-	1,190,270	7.90	0.04	15.27
Shoppes of Eastwood	FL	51,512	17,525	69,037	100.0%	92.6%	98.1%	443,003	406,604	-	849,607		0.04	12.54
Shops at Eagle Creek	FL	49,412	20,568	69,980	100.0%	58.7%	87.9%	607,517	262,409	55,104	925,030	12.29	0.05	14.15
Tarpon Bay Plaza	FL	60,151	22,396	82,547	100.0%	87.5%	96.6%	1,154,808	568,286	100,000	1,823,094	19.20	0.03	21.61
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	88.5%	96.1%	408,452	505,044	-	913,496	7.90	0.05	12.19
Kedron Village	GA	68,846	88,499	157,345	100.0%	81.7%	89.7%	888,086	1,554,338	-	2,442,424	12.90	0.05	17.30
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	72.0%	87.2%	337,203	367,892	-	705,095	8.90	0.06	11.61
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	78.0%	93.6%	413,392	382,270	-	795,662	8.00	0.04	11.64
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	63.6%	87.8%	841,207	324,650	-	1,165,857	12.75	0.06	13.40
Naperville Marketplace	IL	61,683	22,080	83,763	100.0%	92.8%	98.1%	719,379	331,122	-	1,050,501	11.66	0.06	12.79
54th & College	IN	-	-	-	0.0%	0.0%	0.0%	-	-	260,000	260,000	-	-	-
Beacon Hill	IN	11,043	46,148	57,191	100.0%	75.8%	80.5%	138,038	527,633	-	665,670	12.50	0.07	14.46
Boulevard Crossing	IN	74,440	50,191	124,631	100.0%	89.7%	95.9%	865,218	818,436	-	1,683,655	11.62	0.06	14.09
Bridgewater Marketplace	IN	-	25,975	25,975	0.0%	68.2%	68.2%	-	309,770	-	309,770	-	0.06	17.49
Cool Creek Commons	IN	63,600	61,046	124,646	100.0%	91.0%	95.6%	648,200	1,298,119	-	1,946,319	10.19	0.04	16.34
DePauw University Bookstore & Cafe	IN	-	11,974	11,974	0.0%	100.0%	100.0%	-	100,119	-	100,119	-	0.12	8.36
Eddy Street Commons	IN	20,154	67,989	88,143	100.0%	90.7%	92.8%	342,618	1,580,631	-	1,923,249	17.00	0.04	23.51
Fishers Station	IN	72,212	44,731	116,943	100.0%	87.6%	95.3%	734,726	547,878	-	1,282,604	10.17	0.07	11.51
Geist Pavilion	IN	38,386	25,728	64,114	77.4%	82.7%	79.5%	372,080	462,049	-	834,130	12.53	0.05	16.37
Glendale Town Center	IN	329,546	63,456	393,002	100.0%	90.8%	98.5%	1,396,925	1,238,172	-	2,635,097	4.24	0.05	6.81
Greyhound Commons	IN	-	-	-	0.0%	0.0%	0.0%	-	-	221,748	221,748	-	-	-
Hamilton Crossing Centre	IN	30,722	51,631	82,353	100.0%	97.3%	98.3%	345,623	1,163,811	78,650	1,588,083	11.25	0.04	18.64
Red Bank Commons	IN	-	34,258	34,258	0.0%	81.2%	81.2%	-	388,845	-	388,845	-	0.07	13.98
Rivers Edge	IN	117,890	31,319	149,209	100.0%	100.0%	100.0%	2,084,568	753,986	-	2,838,554	17.68	0.04	19.02
Stoney Creek Commons	IN	84,330	-	84,330	100.0%	0.0%	100.0%	998,823	-	-	998,823	11.84	-	11.84
The Corner	IN	12,200	30,334	42,534	100.0%	91.3%	93.8%	88,450	499,034	-	587,484	7.25	0.06	14.72
Traders Point	IN	238,721	40,963	279,684	100.0%	94.3%	99.2%	3,154,656	906,906	435,000	4,496,562	13.21	0.04	14.65
Traders Point II	IN	-	46,600	46,600	0.0%	66.8%	66.8%	-	776,130	-	776,130	-	0.04	24.93
Whitehall Pike	IN	128,997	-	128,997	100.0%	0.0%	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
Zionsville Walgreens	IN	14,550	-	14,550	100.0%	0.0%	100.0%	426,000	-	-	426,000	29.28	-	29.28
Oleander Place	NC	30,144	15,386	45,530	100.0%	100.0%	100.0%	346,656	381,128	80,000	807,784	11.50	0.04	15.98
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	49.1%	79.9%	971,228	506,439	-	1,477,667	13.95	0.04	16.07
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	1,999,770	139,500	-	2,139,270	8.63	0.03	9.06
Cornelius Gateway	OR	-	21,324	21,324	0.0%	62.3%	62.3%	-	214,668	-	214,668	-	0.06	16.16
Shops at Otty	OR	-	9,845	9,845	0.0%	100.0%	100.0%	-	277,494	136,300	413,794	-	0.04	28.19
Shoppes at Plaza Green	SC	172,587	22,671	195,258	94.1%	100.0%	94.8%	1,837,576	399,445	-	2,237,021	11.32	0.06	12.09
Publix at Woodruff	SC	47,955	20,100	68,055	100.0%	91.0%	97.4%	395,629	282,223	-	677,852	8.25	0.06	10.23
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	0.0%	100.0%	537,000	-	-	537,000	5.00	-	5.00
Cedar Hill Village	TX	32,231	11,983	44,214	100.0%	88.8%	97.0%	531,812	194,344	-	726,156	16.50	0.05	16.94
Market Street Village	TX	136,746	19,879	156,625	100.0%	100.0%	100.0%	1,335,407	467,190	33,000	1,835,597	9.77	0.04	11.51
Plaza at Cedar Hill	TX	244,065	59,393	303,458	100.0%	90.7%	98.2%	2,584,631	1,072,144	-	3,656,775	10.59	0.05	12.27
Plaza Volente	TX	105,000	51,333	156,333	100.0%	97.3%	99.1%	1,155,000	1,289,019	110,000	2,554,019	11.00	0.04	15.77
Sunland Towne Centre	TX	265,037	41,400	306,437	88.1%	91.7%	88.6%	2,087,919	886,607	115,290	3,089,816	8.94	0.04	10.96
50th & 12th	WA	14,500	-	14,500	100.0%	0.0%	100.0%	475,000	-	-	475,000	32.76	-	32.76
Total		4,254,509	1,638,130	5,892,639	98.8%	83.3%	94.5%	$42,315,920	$29,763,517	$3,240,567	$75,320,004	$10.07	$21.80	$12.94

____________________
1	This table does not include annualized base rent from development property tenants open for business as of March 31, 2013. Excludes tenant reimbursements.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/13